A Swiss      THE SWISS
                    Investments    ----------
                       Fund         HELVETIA
                                   ----------
                                   FUND, INC.

THE SWISS HELVETIA FUND, INC.
      Executive Offices
The Swiss Helvetia Fund, Inc.
      630 Fifth Avenue
          Suite 915
New York, New York 10111-0001
       1-888-SWISS-00
       (212) 332-2760
     http://www.swz.com


Annual Report
For the Period Ended
December 31, 1996




                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer
Chairman and
Chief Executive Officer

Eric R. Gabus
Vice Chairman
(Non officer)

Claude Frey
Director

Jean-Louis Gillieron
Director

Baron Hottinger
Director

Claude Mosseri-Marlio
Director

Stephen K. West, Esq.
Director

Samuel B. Witt III, Esq.
Director

Rodolphe Hottinger
President and
Chief Operating Officer

Rudolf Millisits
Vice President

Edward J. Veilleux
Vice President and Treasurer

Scott J. Liotta
Vice President

Paul R. Brenner, Esq.
Secretary

Joseph A. Finelli
Assistant Treasurer


Investment Advisor
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

Administrator
Investment Company Capital Corp.

Custodian
PNC Bank, N.A.

Transfer Agent
PNC Bank, N.A.
(800) 852-4750

Legal Counsel
Paul R. Brenner, Esq.
and
Christy & Viener

Independent Auditors
Deloitte & Touche LLP


The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group includes Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Geneva, Paris and Luxembourg.

Executive Offices
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931

Website Address
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated every Friday by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

Year in Review

Performance
     1996 was not a particularly good year for the Swiss market. Its 18.5% return was below the averages of the European and U.S. markets, and more than half of its return was attributable to the impact of the Ciba-Geigy/Sandoz consolidation. Furthermore, the Swiss franc weakened considerably against the U.S. dollar, virtually offsetting the entire 16% gain it enjoyed in 1995. As a result, when the market's performance is stated in U.S. dollar terms, 1996's return was 2.03%. The Swiss Helvetia Fund, which has a policy of not hedging against currency fluctuations, had a comparable total return of 1.98% on its net asset value.
     Over the longer term, there is more reason to be pleased with the performance of both the Swiss market and your Fund. Over the past five years, for instance, the Fund's net asset value has had an average annual total return of 15.35% in U.S. dollars. This is well above the performance of the broad international markets as represented by the 8.15% return for Morgan Stanley's unmanaged Europe, Australia and Far East (EAFE) Index. It is also comfortably above the 12.24% return reported for Lipper Analytical's European Fund Index and is even better than the U.S. market's 15.20% return as represented by the Standard & Poor's 500 Index, despite its heady returns of the past two years. Due in part to these returns, the Fund is one of the very few closed-end funds that has been awarded a five-star rating by Morningstar, a widely respected mutual fund ratings company.

Factors Affecting the Swiss Market
     Corporate restructuring continued to be the major factor in the Swiss market in 1996. After


--------------------------------------------------------------------------------
International Stock Market Comparison*
From December 31, 1995-December 31, 1996
--------------------------------------------------------------------------------

                  [Graph appears here--see plot points below]

                          %

Netherlands           33.099998%
France                23.9%
U.S.                  22.4%
Germany               21.6%
Switzerland           18.5%
U.K.                  11.6%
Italy                 11.6%
Japan                 -2.6%

*Each country's index performance is in local currency.


--------------------------------------------------------------------------------
Performance of The Swiss Helvetia Fund vs. SPI Index*
From inception (August 27, 1987) through December 31, 1996
--------------------------------------------------------------------------------
In Swiss francs


                  [Graph appears here--see plot points below]

The Fund       SPI Index
+127.2%         +122.9%



         The Fund       SPI Index

8/87     100            100
12/87     76.32%         68.27%
12/88     81.93          83.63
12/89    101.56         100.97
12/90     86.77          80.59
12/91     99.01          93.42
12/92    116.7          109.9
12/93    175.05         165.73
12/94    159.59         153.11
12/95    191.52         188.41
12/96    227.24         222.88

*Gross of Fund expenses.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------



lengthy delays awaiting the necessary approvals from the U.S. government, the consolidation of Ciba-Geigy and Sandoz was consummated in the fourth quarter of 1996. The resulting company, now named Novartis, is the second largest drug company in the world. On a less grand but still significant level, Swiss Reinsurance Company purchased Mercantile & General from Prudential U.K. in an effort to diversify into a less risky business with lower capital requirements. In addition, Clariant purchased the specialty chemical unit of Germany's Hoechst AG, an acquisition that should allow Clariant to reach critical mass, increase its profit margins through cost savings and diversify into less cyclical businesses. The restructuring trend was also evident in internal corporate changes, especially within the banking sector, which began to make necessary but painful increases in provisions for loan losses, reorganized international exposure based on poles of profitability and made strong reductions in domestic overcapacity.
     The Fund's strategy has been to concentrate on multinational companies and to underweight domestically oriented companies and banks whose large loan portfolios are dependent upon the weak Swiss economy. In fact, the domestic sector did significantly underperform the market in general in 1996.

Outlook for 1997
     We remain cautiously optimistic about the Swiss market in 1997. Although it is not inexpensive, we believe a case can be made for further price appreciation. There are a number of factors that contribute to this view. While the weakness of the Swiss franc depressed the market's return as stated in U.S. dollars, it will have a positive effect on the profit margins of companies in the export sector, the major component of the Swiss market


--------------------------------------------------------------------------------
Sector Performance
December 31, 1995-December 31, 1996
--------------------------------------------------------------------------------

                  [Graph appears here--see plot points below]


                                         %
Chemical/Pharmaceutical             26.9%
Industrial                          25.799999%
Mechanical Engineering              21.299999%
Electric Light & Power              20.700001%
Food Manufacturing                  12.7%
Insurance                            4.6%
Banks                                4.1%
Building                             2.8%



--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Portfolio Holdings per Industry
as of December 31, 1996
--------------------------------------------------------------------------------


                  [Graph appears here--see plot points below]


Pharmaceuticals         37.8%
Cash and Equiv.          1.1
Food, Luxury Goods      11.6
Insurance               12.2
Machinery                4.4
Banks                   12.6
Chemicals                2.4
Misc. Services           4.5
Misc. Industries         4.4
Building Contractors     1.1
Electrical Engineering   7.3
Retailers                0.4
Transport                0.2

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

and the Fund's portfolio. Furthermore, we believe the continuing commitment of Swiss companies toward enhancing shareholder value through such steps as better capital allocation, more restructuring and adoption of international accounting standards may be rewarded by price/earnings ratios more in line with other international companies, especially those in the U.S. We expect interest rates to remain relatively low since the Swiss economy is fragile and the Swiss National Bank has no reason to change its accommodative monetary policy.
     The strength of the Swiss franc in 1995 was largely rooted in pessimism toward the European Monetary Union. The result was an overvaluation that was corrected in 1996. We believe that the Swiss franc is close to fair value opposite the U.S. dollar but will remain under pressure because of the diverging cycles of the Swiss and U.S. economies.

The Fund's Market Price
     The Board of Directors is concerned by the growing disparity between the Fund's market price and its net asset value per share. While it is not uncommon for closed-end funds to trade at a discount, and while the Fund's discount is about average for its peers, the Board is not pleased with this development. It would appear that the strong performance of the U.S. market over the past two years has made investors less interested in international investments. Coupled with the recent weakness of the Swiss franc, this trend has had particular impact on the demand for the Fund's shares.
     The Board believes that the arguments for international diversification are as strong as ever and that the Swiss market, in particular, deserves investor attention. To that end, the


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------



                         1996    1995     1994    1993
--------------------------------------------------------------------------------
  Net Assets
    (in Million SFr)    396.1    347.2   238.1    273.7
    (in Million $)      296.0    301.2   181.8    184.7
  Outstanding Shares
    (000)              12,262   12,262   9,187    8,810
  Net Asset Value
    per Share ($)       24.14    24.56   19.79    20.96
  Dividend per Share ($) 0.75*    0.65    1.26     0.33

*Includes a $0.12 per share ordinary income dividend and a long-term capital gains distribution of $0.63.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Fund's officers are intensifying efforts to acquaint brokers and investment letter writers with the Fund's history and prospects and will continue to enhance shareholder communications through such methods as the new toll-free line and Internet Website which were established in 1996. We are hopeful that these efforts will help to narrow the Fund's discount over time.

Dividend
     On December 30, the Fund made a distribution to shareholders in the amount of $0.751 per share, which was comprised of $0.105 per share in income, $0.015 per share in short-term capital gains and $0.631 per share in long-term capital gains. Shareholders who are participating in the Fund's dividend reinvestment plan have put this money back to work by using it to buy more Fund shares.

In Memoriam
     On December 11, 1996, we lost a friend and colleague with the passing of Georges L. de Montebello, the Fund's President and the President of Hottinger Capital Corp., the Fund's Advisor. Georges originated the idea of The Swiss Helvetia Fund and guided its investments from its inception in 1987. He will be missed.
     As the Fund has grown over the years, Georges built a team to assist him in looking after its investments and they will carry on in his absence.
     Dr. Henri Stalder is a Director of the Fund's Advisor and a member of the executive management team of Hottinger & Cie (Switzerland). He has been affiliated with the Hottinger Group since 1994. Prior to 1994,


--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of December 31, 1996
--------------------------------------------------------------------------------


                                                       % of Total
                               Cost     Market Value   Net Assets
--------------------------------------------------------------------------------
 1. Novartis Ltd.         $ 31,190,468  $ 64,413,950    21.8%
 2. Roche Holding AG        16,329,129    46,304,453    15.6
 3. Nestle AG               18,418,475    31,138,758    10.5
 4. Swiss Reinsurance
    Company                  7,322,876    15,055,593     5.1
 5. Credit Suisse Holding   10,607,620    14,794,889     5.0
 6. Zurich Insurance         9,616,530    14,454,158     4.9
 7. ABB Asea Brown
    Boveri Ltd.             11,048,623    13,685,272     4.6
 8. Union Bank of
    Switzerland              6,499,572    11,394,306     3.9
 9. Swiss Bank
    Corporation              7,576,684     9,519,252     3.2
10. Compagnie Financiere
    Richemont AG             1,906,624     4,495,255     1.5
--------------------------------------------------------------------------------

     Total                $120,516,601  $225,255,886    76.1%
--------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Dr. Stalder was an investment executive with a number of financial institutions specializing in the Swiss equities market and served in various capacities with Union Bank of Switzerland for approximately 20 years.
     Dieter Buchholz is a Senior Vice President of the Fund's Advisor. He recently joined the Hottinger Group in Switzerland after extensive experience in Swiss and international equity management with Union Bank of Switzerland and Julius Baer Asset Management.
     Rudolf Millisits is a Vice President of the Fund and Executive Vice President of the Fund's Advisor. He has been affiliated with the Hottinger Group since 1993 and, since 1994, has been working with Mr. de Montebello in New York in connection with the Fund's management. Prior to joining the Hottinger Group, Mr. Millisits was affiliated with Credit Suisse and Swiss Bank Corporation.
     We encourage you to contact the Fund if you have any questions, and we thank you for your continued interest.

Sincerely,

/s/ Paul Hottinguer
-------------------


Paul Hottinguer
Chairman and Chief Executive Officer



/s/ Rodolphe Hottinger
----------------------


Rodolphe Hottinger
President and Chief Operating Officer

January 23, 1997


--------------------------------------------------------------------------------
The Swiss Helvetia Fund--
Ten Issues Having Greatest Appreciation in 1996(1)
--------------------------------------------------------------------------------

                              Market Price  Market Price
                                in U.S.$      in U.S.$        %
                                 as of         as of    Appreciation
                               12/31/95      12/31/96      1995-96
--------------------------------------------------------------------------------
 1. Kuoni Travel
    Holding Ltd. (R)              $1,605     $2,428      51.28%
 2. Ares Serono SA (B)               703        954      35.70
 3. Clariant AG (R)                  328        428      30.49
 4. Societe Generale de
    Surveillance Holding AG (R)      343        439      27.99
 5. Sandoz AG
    (now Novartis Ltd.)(2) (R)       916      1,145      25.00
 6. Ciba-Geigy AG
    (now Novartis Ltd.)(2) (R)       881      1,075      22.02
 7. Oerlikon-Buehrle
    Holding AG (R)                    82         99      20.73
 8. Bucher Holding
    Company (B)                      573        687      19.90
 9. Schweizerische Industrie-
    Gesellschaft (SIG) (R)         1,015      1,214      19.61
10. Siegfried AG (R)                 781        933      19.46

(1) Among issues held for the full year.
(2) Sandoz and Ciba-Geigy consolidated to form Novartis. For every share of Sandoz, the Fund received 1 share of Novartis. For every share of Ciba-Geigy, the Fund received 1.066 shares of Novartis. The Sandoz shares exchanged for Novartis appreciated 25.00%, and the Ciba-Geigy shares exchanged for Novartis appreciated 22.02%.
    (B)=Bearer Shares
    (R)=Registered Shares

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Review of Operations

Trading activity in 1996 involved changes in the following positions:

New Investments by the Fund
-------------------------------------------------------------------------------
Adecco SA
Banque Cantonale Vaudoise
Christ AG
Disetronic Holding AG
Hero AG
Huber & Suhner AG
Industrieholding Cham AG
Jelmoli Holding Ltd.
Micronas Semiconductor
   Holding AG
Nokia-Maillefer Holding SA
Schweizerhall Holding AG
Stratec Holding AG

Securities Disposed of
-------------------------------------------------------------------------------
Agie Holding AG
Attisholz Holding AG
Brauerei Eichhof
Edipresse SA
Elco Looser Holdings AG
Elektrowatt Ltd.
EMS Chemie Holding AG
Forbo Holdings Ltd.
Fotolabo SA
Galenica Holding AG
Georg Fischer AG
Immuno International AG
Landis & Gyr AG
Merkur Holding AG**
Rieter Holding AG
Sarna Kunststoff Holding AG
Sika Finanz AG
Sources Minerales Henniez SA
Suedelektra Holding AG
Swissair AG
Swisslog Holding AG

Additions to Existing Investments
-------------------------------------------------------------------------------
ABB Asea Brown Boveri Ltd.
Ares Serono SA
Belimo Automation AG
Credit Suisse Holding
Danzas Holding AG
Gurit-Heberlein AG
Kuoni Travel Holding Ltd.
Lindt & Spruengli AG
Mikron Holding AG
Novartis Ltd.*
Oerlikon-Buehrle Holding AG
Phoenix Mecano AG
Publicitas Holding SA
Saurer Gruppe Holding AG
Schweizerische Industrie-Gesellschaft (SIG)
Schweizerische Ruckversicherungs-Gesellschaft (Swiss Reinsurance Company) Schweizerischer Bankverein (Swiss Bank Corporation)
Siegfried AG
Sulzer Brothers Ltd.
Winterthur Schweizerische Versicherungs-Gesellschaft
Zurich Schweizerische Versicherungs-Gesellschaft (Zurich Insurance)

----------
 *Created through the consolidation of Sandoz and Ciba-Geigy.
**Now called Valora Holding AG.

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets                                       December 31, 1996

                                                               Percent
No. of                                                          of Net
Shares            Security                         Value        Assets
-------------------------------------------------------------------------------
        Common Stocks and Warrants - 98.9%
        Banks - 12.6%
  1,200 Baer Holdings Ltd.
        Bearer Shares                           $ 1,258,014      0.4%
        Banking group specializing in asset
        management, investment consulting
        and securities trading.
        (cost $1,357,654)
  1,000 Banque Cantonale Vaudoise
        Bearer Shares                               251,812      0.1
        Cantonal bank in the
        western part of Switzerland.
        (cost $305,431)
144,000 Credit Suisse Holding*
        Registered Shares                        14,794,889      5.0
        A global financial services
        institution whose main holding
        is Credit Suisse, one of
        Switzerland's "Big Three" banks.
        (cost $10,607,620)
 13,000 Schweizerische Bankgesellschaft*
        (Union Bank of Switzerland)
        Bearer Shares                            11,394,306      3.9
        Largest Swiss full-service bank.
        (cost $6,499,572)
        Schweizerischer Bankverein*
        (Swiss Bank Corporation)
 50,000 Registered Shares                         9,508,331      3.2
  3,950 Warrants Expiring 6/30/00**                  10,921       --
        One of the three largest
        international Swiss banks.
        (cost $7,576,684)
                                                -----------     ----
                                                 37,218,273     12.6
        Building Contractors & Materials - 1.1%
  3,100 Holderbank Financiere Glarus AG
        Bearer Shares                             2,214,451      0.8
        Large cement producer with
        worldwide operations.
        (cost $2,283,764)

        Building Contractors & Materials - (continued)
  2,000 Keramik Holding AG Laufen
        Bearer Shares                           $ 1,014,720      0.3%
        One of the largest suppliers in the
        world of floor and wall tiles, sanitary
        fittings, crockery and ceramics.
        (cost $1,437,100)
                                                -----------     ----
                                                  3,229,171      1.1
        Chemicals - 2.4%
  3,000 Clariant AG
        Registered Shares                         1,284,465      0.4
        Specializes in color chemistry and manu-
        factures a range of dyestuffs, pigments,
        chemicals, additives and masterbatches
        for the textile, paper, leather, plastics,
        synthetic fibers and paint industries.
        (cost $1,019,181)
    800 Gurit-Heberlein AG
        Bearer Shares                             1,602,032      0.6
        European market leader for wind
        screen bonding systems, ski bases
        and optically pure thermoplastic
        sheeting for the auto industry.
        (cost $1,732,984)
  3,200 Siegfried AG
        Registered Shares                         2,986,475      1.0
        International producer and
        supplier of chemicals and pharma-
        ceuticals for major businesses.
        (cost $2,169,776)
  1,400 Schweizerhall Holding AG
        Registered Shares                         1,255,324      0.4
        Wholesale trader in chemical and
        pharmaceutical intermediate
        products, as well as in the perfume
        and fertilizer businesses.
        (cost $1,275,652)
                                                -----------     ----
                                                  7,128,296      2.4

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                           December 31, 1996

                                                                   Percent
No. of                                                              of Net
Shares            Security                              Value       Assets
-------------------------------------------------------------------------------
       Common Stocks and Warrants - (continued)
       Electrical Engineering & Electronics - 7.3%
11,000 ABB Asea Brown Boveri Ltd.*
       Bearer Shares                                 $13,685,272      4.6%
       One of the largest electrical
       engineering firms in the world.
       (cost $11,048,623)
   700 Ascom Holdings Ltd.
       Bearer Shares                                     712,919      0.2
       Through its subsidiaries, active
       in telecommunications, services
       automation and enterprise
       networks throughout Europe
       and the United States.
       (cost $756,110)
 2,500 Belimo Automation AG
       Registered Shares                                 519,316      0.2
       World market leader in damper
       and volume control actuators for
       ventilation and air conditioning
       equipment.
       (cost $535,338)
 1,000 Disetronic Holding AG
       Bearer Shares**                                 2,211,761      0.8
       Leading company in medical technology.
       Manufactures and markets infusion
       systems and injection systems used to
       administer insulin and growth hormones.
       (cost $2,135,488)
 2,000 Kaba Holding
       Registered Shares**                               715,834      0.2
       Specializes in mechanical and
       electronic security systems.
       (cost $900,436)
 1,000 Micronas Semiconductor Holding AG
       Bearer Shares**                                   754,689      0.3
       Develops, produces and markets
       mixed-signal integrated circuits
       and systems.
       (cost $805,238)

       Electrical Engineering & Electronics - (continued)
 1,500 Phonak Holding AG
       Registered Shares                             $ 1,250,841      0.4%
       A leader in hearing aids, ranked
       fourth in the world.
       (cost $873,738)
       Swiss Corporation for Micro-
       electronics and Watchmaking
       Industries Ltd. (SMH)
   800 Bearer Shares                                     493,163      0.2
 6,000 Registered Shares                                 856,310      0.3
       Watchmaking company.
       (cost $1,372,883)
       Zellweger Luwa AG
   500 Bearer Shares                                     339,984      0.1
 1,300 Warrants Expiring 5/21/97**                           874       --
       Worldwide diversified industrial and
       service company active mainly in
       textile electronics, air filtering and
       conditioning techniques.
       (cost $505,804)
                                                     -----------     ----
                                                      21,540,963      7.3
       Food, Luxury Goods - 11.6%
 2,500 Hero AG
       Bearer Shares                                   1,109,617      0.4
       Leading Swiss manufacturer
       of branded jams and preserves.
       (cost $1,211,266)
   113 Lindt & Spruengli AG
       Registered Shares                               2,062,337      0.7
       Major manufacturer of premium
       Swiss chocolates.
       (cost $1,704,779)
29,000 Nestle AG*
       Registered Shares                              31,138,758     10.5
       Largest food and beverage
       processing company in the world.
       (cost $18,418,475)
                                                     -----------     ----
                                                      34,310,712     11.6

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                           December 31, 1996

                                                                   Percent
No. of                                                              of Net
Shares            Security                              Value       Assets
-------------------------------------------------------------------------------
       Common Stocks and Warrants - (continued)
       Insurance - 12.2%
   750 Baloise-Holding
       Registered Shares                             $ 1,507,510      0.5%
       Medium-sized insurer active in
       all sectors of insurance.
       (cost $1,364,987)
14,100 Schweizerische Ruckversicherungs-
       Gesellschaft*
       (Swiss Reinsurance Company)
       Registered Shares                              15,055,593      5.1
       Second largest reinsurance
       company in the world.
       (cost $7,322,876)
 2,500 Swiss Life Insurance and
       Pension (Rentenanstalt)
       Participation Certificates                        793,918      0.2
       Medium-sized Swiss life insurance company.
       (cost $675,514)
 7,500 Winterthur Schweizerische
       Versicherungs-Gesellschaft
       Registered Shares                               4,337,592      1.5
       Leading Swiss international insurance company.
       (cost $4,458,745)
52,000 Zurich Schweizerische
       Versicherungs-Gesellschaft*
       (Zurich Insurance)
       Registered Shares                              14,454,158      4.9
       A large worldwide insurance
       operator.
       (cost $9,616,530)
                                                     -----------     ----
                                                      36,148,771     12.2
       Machinery - 4.4%
   500 Bobst Ltd.
       Bearer Shares                                     676,231      0.2
       Leading international manufacturer of
       cardboard packaging machines.
       (cost $695,281)

       Machinery - (continued)
 2,000 Bucher Holding Company
       Bearer Shares                                 $ 1,374,879      0.5%
       Manufacturer of agricultural
       machines, special vehicles, fruit
       juice equipment and plastics machines.
       (cost $1,350,930)
   600 Esec Holding AG
       Bearer Shares                                   2,190,092      0.7
       Market leader in the field of die
       bonding technology used by
       manufacturers of semiconductors.
       (cost $1,121,191)
11,500 Mikron Holding AG
       Registered Shares**                             1,357,693      0.5
       Machine tools and milling machine
       producer.
       (cost $1,199,278)
 2,500 Nokia-Maillefer Holding SA
       Bearer Shares                                     980,722      0.3
       Europe's leading supplier of production
       systems and complete services to the
       electric wire and cable industry.
       (cost $581,243)
 4,000 Saurer Gruppe Holding AG
       Registered Shares**                             1,733,543      0.6
       Machinery maker with dominant
       market share.
       (cost $1,582,765)
 1,000 Schindler Holding AG
       Registered Shares                               1,023,687      0.4
       One of the world's largest
       elevator companies and a leading
       Swiss machinery enterprise.
       (cost $858,517)
 2,000 Schweizerische Industrie-
       Gesellschaft (SIG)
       Registered Shares                               2,428,454      0.8
       Medium-sized machinery manufacturer
       with interests in the packaging, defense and railway industries.
       (cost $2,235,156)

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                           December 31, 1996

                                                                   Percent
No. of                                                              of Net
Shares            Security                              Value       Assets
-------------------------------------------------------------------------------
       Common Stocks and Warrants - (continued)
       Machinery - (continued)

 2,200 Sulzer Brothers Ltd.
       Registered Shares                             $ 1,270,717      0.4%
       A machine manufacturer and
       worldwide leader in weaving
       machines and sewing machines.
       (cost $1,363,711)
                                                     -----------     ----
                                                      13,036,018      4.4
       Miscellaneous Industries - 4.4%
 4,500 Alusuisse-Lonza Holding AG
       Registered Shares                               3,587,761      1.2
       A major aluminum producing and
       processing company.
       (cost $2,750,772)
 1,500 AFG Arbonia-Forster Holding AG
       Bearer Shares                                     627,662      0.2
       Manufacturer of heating
       radiators, refrigeration kitchen
       equipment and steel tubing.
       (cost $501,841)
 1,100 Baumgartner Papiers S.A.
       Registered Shares                                 431,518      0.1
       Swiss paper company active in the
       field of wholesale paper, paper
       processing, manufacturing of cigarette
       filters and capillary reservoirs.
       (cost $505,830)
 1,000 Christ AG
       Registered Shares**                               754,689      0.3
       Manufactures and markets water
       purification systems and produces
       customized systems for high-tech,
       industrial-scale water treatment plants
       as well as standard systems.
       (cost $781,959)
   300 Datwyler Holding AG
       Bearer Shares                                     486,438      0.2
       Diversified manufacturer of
       telecommunication cable, floor
       coverings and precision steel tubing.
       (cost $579,283)

       Miscellaneous Industries - (continued)
 1,000 Huber & Suhner AG
       Registered Shares                             $ 1,008,742      0.3%
       Manufactures a wide range of
       products, extending from cables for
       energy and electrical transmission to
       special products such as rubber.
       (cost $1,052,974)
   500 Industrieholding Cham AG
       Registered Shares**                               287,678      0.1
       Manufactures paper and storage logistics
       systems and owns real estate.
       (cost $275,943)
 2,000 Kardex AG
       Bearer Shares                                     552,940      0.2
       Specializes in industrial and office
       storage systems, office machinery,
       safety and computer software.
       (cost $595,636)
15,000 Oerlikon-Buehrle Holding AG
       Registered Shares**                             1,479,489      0.5
       The diversified holding company includes
       Bally (shoes and accessories), Balzers
       and Leybold (surface technologies),
       Oerlikon Contraves (military products
       and space technology), Pilatus (aircraft),
       Kunz and Dietfurt (threads and yarns),
       real estate and hotels.
       (cost $1,362,808)
 2,200 Phoenix Mecano AG
       Bearer Shares                                   1,150,714      0.4
       Leading Swiss packaging
       manufacturer for the mechanical
       engineering and electronics industry.
       (cost $833,897)
 2,000 Stratec Holding AG
       Registered Shares**                             2,592,842      0.9
       Develops, produces and distributes
       instruments and implants used in
       orthopedic and maxilofacial surgery.
       (cost $1,949,169)
                                                     -----------     ----
                                                      12,960,473      4.4

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                           December 31, 1996

                                                                   Percent
No. of                                                              of Net
Shares            Security                              Value       Assets
-------------------------------------------------------------------------------
       Common Stocks and Warrants - (continued)
       Miscellaneous Services - 4.5%
 4,000 Adecco SA
       Bearer Shares                                $  1,004,259      0.3%
       Personnel and temporary
       employment company.
       (cost $1,136,970)
 1,000 Bossard Holding AG
       Bearer Shares                                     356,422      0.1
       Manufactures fastening elements,
       industrial adhesives, tools,
       pneumatics and handling modules
       and automated assembly systems.
       (cost $379,287)
 3,200 Compagnie Financiere
       Richemont AG*
       Bearer Shares                                   4,495,255      1.5
       Investment company with principal
       interests in luxury goods and tobacco.
       (cost $1,906,624)
 1,000 Intershop Holding Ltd.
       Bearer Shares                                     504,371      0.2
       Involved in the construction and
       funding of shopping centers and
       property for commercial use,
       both nationally and internationally.
       (cost $550,367)
   850 Kuoni Travel Holding Ltd.
       Registered Shares                               2,064,186      0.7
       Leader in the Swiss travel and
       tourism sector with subsidiaries
       in the United Kingdom, Germany,
       France and Austria.
       (cost $1,392,976)
 4,000 Publicitas Holding SA
       Participation Certificates                        687,439      0.2
       Largest Swiss advertising intermediary.
       (cost $811,373)
 2,000 Societe Generale d'Affichage SA
       Participation Certificates                        856,310      0.3
       Swiss advertising firm.
       (cost $799,843)

       Miscellaneous Services - (continued)
 8,000 Societe Generale de Surveillance
       Holding AG
       Registered Shares                            $  3,514,907      1.2%
       World's leading inspection company
       and adjusting group.
       (cost $1,624,194)
                                                    ------------     ----
                                                      13,483,149      4.5
       Pharmaceuticals - 37.8%
 1,200 Ares Serono SA
       Bearer Shares                                   1,145,035      0.4
       Develops and markets pharma-
       ceutical and diagnostic products,
       and is the worldwide market leader
       in pharmaceutical products for
       the treatment of infertility.
       (cost $932,644)
56,233 Novartis Ltd.*
       Registered Shares                              64,413,950     21.8
       Life science group created by the
       consolidation of Sandoz and Ciba-Geigy.
       Manufactures health care
       products for use in a broad
       range of medical fields, as well
       as agricultural products, and
       is the second largest pharma-
       ceutical entity in the world.
       (cost $31,190,468)
 5,950 Roche Holding AG*
       Dividend Rights Certificates                   46,304,453     15.6
       Worldwide pharmaceutical
       company.
       (cost $16,329,129)
                                                    ------------     ----
                                                     111,863,438     37.8

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (concluded)                           December 31, 1996

                                                                   Percent
No. of                                                              of Net
Shares            Security                              Value       Assets
-------------------------------------------------------------------------------
        Common Stocks and Warrants - (concluded)
        Retailers - 0.4%
  1,200 Jelmoli Holding Ltd.
        Bearer Shares**                            $    663,528      0.2%
        Operates a network of retail/
        service outlets throughout
        Switzerland, including local
        dry cleaners, auto body shops,
        opticians, interior decorators, travel
        agencies, restaurants, pharmacies
        and retailers.
        (cost $565,734)
  1,800 Prodega AG
        Registered Shares                               537,996      0.2
        Swiss market leader that operates
        "Cash and Carry."
        (cost $648,826)
                                                   ------------    -----
                                                      1,201,524      0.4
        Transport - 0.2%
  3,500 Danzas Holding AG
        Participation Certificates                      720,503      0.2
                                                   ------------    -----
        Third largest forwarding agent
        in the world and the market
        leader in Europe.
        (cost $769,083)
514,746 Total Common Stocks and Warrants
        (Cost $181,187,950)                         292,841,291     98.9

        Time Deposits - 1.2%
  4,660 Credit Suisse Holding
        3.5%, due 1/3/97
        (Cost $3,453,131)                          $  3,482,029      1.2%
                                                   ------------    -----
        Total Investments
        (Cost $184,641,081)***                      296,323,320    100.1
        Liabilities in Excess of
        Other Assets                                   (315,478)    (0.1)
                                                   ------------    -----
        Net Assets Applicable to
        12,261,692 Shares of
        Common Stock Outstanding                   $296,007,842    100.0%
                                                   ============    =====
        Net Asset Value Per Share
        ($296,007,842 / 12,261,692)                      $24.14
                                                         ======

--------------------------------------------------------------------------------
  *One of the ten largest portfolio holdings.
 **Non-income producing security.
***Also aggregate cost for federal tax purposes.
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See accompanying Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Operations                    For the Year Ended December 31, 1996


Investment Income (Note A):
     Dividends (Less foreign taxes withheld of $778,761)                                              $ 4,408,117
     Interest (Less foreign taxes withheld of $4,628)                                                      87,956
                                                                                                      -----------
       Total income                                                                                     4,496,073
                                                                                                      -----------

Expenses:
     Investment advisory fee (Note B)                                                                   2,518,700
     Administration fee (Note B)                                                                          378,046
     Directors' fees and related expenses (Note D)                                                        151,069
     Legal fee                                                                                            131,400
     Transfer agent fee (Note B)                                                                          124,283
     Accounting fee (Note B)                                                                              105,785
     Sub-custodian fee (Note B)                                                                            79,500
     Miscellaneous                                                                                         78,183
     Franchise fee                                                                                         56,325
     Printing and postage                                                                                  55,470
     Audit fee                                                                                             30,653
     Custodian fee (Note B)                                                                                23,397
     Insurance                                                                                              5,541
                                                                                                      -----------
       Total expenses                                                                                   3,738,352
                                                                                                      -----------
Net investment income                                                                                     757,721
                                                                                                      -----------

Net Realized and Unrealized Gain/(Loss) on Investments:
     Net realized gain from security transactions                                                      10,414,126
     Net realized foreign exchange loss                                                                  (557,889)
     Net unrealized appreciation or depreciation of investments                                        (6,595,590)
     Net unrealized appreciation or depreciation on translation of assets and liabilities
       denominated in foreign currency                                                                    (14,340)
                                                                                                      -----------
       Net gain on investments                                                                          3,246,307
                                                                                                      -----------
Net Increase in Net Assets Resulting from Operations                                                  $ 4,004,028
                                                                                                      ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                             For the Year Ended December 31,
                                                                             -------------------------------
                                                                                1996                1995
------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income                                                 $    757,721        $    619,796
     Net realized foreign exchange gain/(loss)                                 (557,889)          4,617,468
     Net realized gain from security transactions                            10,414,126           2,652,592
     Net unrealized appreciation or depreciation of investments              (6,595,590)         64,578,521
     Net unrealized appreciation or depreciation on translation of
       assets and liabilities denominated in foreign currency                   (14,340)              6,323
                                                                           ------------        ------------
     Net increase in net assets resulting from operations                     4,004,028          72,474,700
                                                                           ------------        ------------
Dividends to Shareholders from:
     Net investment income                                                   (1,292,382)           (619,796)
     Capital gains distributions                                             (7,916,148)         (7,174,991)
                                                                           ------------        ------------
       Total distributions to shareholders                                   (9,208,530)         (7,794,787)
                                                                           ------------        ------------

Capital Share Transactions:
     Value of 3,075,000 shares issued in rights offering, net (Note C)            8,253          54,729,623
                                                                           ------------        ------------
     Total increase from capital share transactions                               8,253          54,729,623
                                                                           ------------        ------------
     Total increase/(decrease) in net assets                                 (5,196,249)        119,409,536

Net Assets:
     Beginning of period                                                    301,204,091         181,794,555
                                                                           ------------        ------------
     End of period                                                         $296,007,842        $301,204,091
                                                                           ============        ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                    For the Year Ended December 31,
                                                      -----------------------------------------------------------
                                                             1996       1995        1994       1993       1992
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of year                     $  24.56   $  19.79    $  20.96   $  14.62   $  13.80
                                                           --------   --------    --------   --------   --------
Income from Investment Operations:
  Net investment income                                        0.10       0.06        0.03       0.08       0.05
  Net realized and unrealized gain
    on investments(1)                                          0.23       6.82        0.12       6.59       1.04
                                                           --------   --------    --------   --------   --------
  Total from Investment Operations                             0.33       6.88        0.15       6.67       1.09
                                                           --------   --------    --------   --------   --------
  Capital charge resulting from the issuance
    of fund shares                                               --      (1.46)      (0.06)        --      (0.24)
                                                           --------   --------    --------   --------   --------
Less Distributions:
  Dividends from net investment income                        (0.10)     (0.06)      (0.27)     (0.08)     (0.03)
  Distributions from net realized capital gains               (0.65)     (0.59)      (0.99)     (0.25)        --
                                                           --------   --------    --------   --------   --------
  Total distributions                                         (0.75)     (0.65)      (1.26)     (0.33)     (0.03)
                                                           --------   --------    --------   --------   --------
  Net asset value at end of year                           $  24.14   $  24.56    $  19.79   $  20.96   $  14.62
                                                           --------   --------    --------   --------   --------
  Market value per share, end of year                      $  19.88   $  21.25    $  18.88   $  22.75   $  13.88
                                                           ========   ========    ========   ========   ========
Total Investment Return(2):
  Based on market value per share                             (2.93)%    16.30%     (10.67)%    65.39%      6.55%

  Based on net asset value per share                           1.98%     26.28%       1.47%     44.90%      7.72%

Ratios to Average Net Assets:
  Expenses                                                     1.22%      1.38%       1.57%      1.50%      1.69%
  Net investment income                                        0.25%      0.27%       0.02%      0.29%      0.39%

Supplemental Data:
  Net assets at end of year (000)                          $296,008   $301,204    $181,795   $184,698   $128,763
  Average net assets during year (000)                     $306,069   $231,234    $184,112   $151,936   $120,850
  Portfolio turnover rate                                        19%        10%         28%        20%        13%
  Average commissions per share                            $ 0.7927(3)      --          --         --         --


--------------------------------------------------------------------------------
(1) 1996, 1995 & 1994 include net realized currency gain. Prior years' net realized currency gain/(loss) is included in net investment income.
(2) Total investment return based on market value differs from that as measured based on net asset value due to an increase or decrease in the discount to net asset value at which the Fund's shares traded throughout the year. Total investment return excludes the effects of sales loads and commissions.
(3) Disclosure of average commissions per share is effective fiscal year beginning in 1996.
See accompanying Notes to Financial Statements.

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Notes to Financial Statements

A. Significant Accounting Policies - The Swiss Helvetia Fund, Inc. (the "Fund") was incorporated in Delaware on October 24, 1986 and commenced operations on August 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

    Security Valuation - Investments are stated at value. All securities that are traded on the Zurich, Geneva or Basel stock exchanges and for which market quotations are readily available are valued at the last sales price on the day of valuation or, if no sales prices are available at the time, at the mean between the closing bid and asked prices for that day. For securities traded on two or more of the three exchanges, the Fund will use prices reported on the Zurich exchange if the security is listed there, and if not, the prices reported on the Geneva or Basel exchange. Securities that are not traded on any of the three exchanges will be valued, if bid and asked quotations are available, at the mean between the current bid and asked price. If bid and asked quotations are not available, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board ofDirectors of the Fund.

    Securities Transactions and Investment Income - Securities transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Swiss withholding tax is recorded as an expense, net of an amount receivable from Swiss tax authorities pursuant to a tax treaty.

    Foreign Currency Translations - The books and records of the Fund are maintained in United States dollars. Swiss franc amounts are translated into United States dollars on the following basis:

    o Asset and liability accounts are adjusted to reflect the current exchange rate at the end of the period.

    o Exchange gain or loss that occurs because of a change in exchange rates between the time an income or expense amount is accrued and the time it is realized is included in net realized foreign exchange gain for the year.

    o Securities are recorded at cost based upon exchange rates at the time Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

    It is not practical to distinguish that portion of the results of operations of the Fund that arise as a result of changes in the exchange rates from fluctuations that arise from changes in market prices of investments during the period.

    Federal Income Tax - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter Mof the Internal Revenue Code and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized long-term capital gains. Dividends from net investment income are declared and paid annually. Distributions of capital gains are recorded on the ex-dividend dates.

B. Investment Advisory Fee, Transactions with Affiliates and Other Fees - Hottinger Capital Corp. ("HCC"), jointly owned by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), serves as the Fund's investment advisor. As compensation for its advisory services at December 31, 1996, HCCreceives from the Fund an annual fee, calculated and paid monthly, at the following annual rates based upon the Fund's average month-end net assets: 1.00% of the first $60 million, .90% of the next $40 million, .80% of the next $100 million and .70% of that portion in excess of $200 million. At December 31, 1996, accrued advisory fees were $205,992. For the year ended

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Notes to Financial Statements                                       (concluded)

    December 31, 1996, the Fund paid brokerage commissions of approximately $43,000 to Hottinger & Cie.

    Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's administrator. As compensation for providing administrative services at December 31, 1996, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following rates based upon the Fund's average monthly net assets: .20% of the first $75 million, .15% of the next $75 million, .10% of the next $75 million and .05% of that portion in excess of $225 million.

    Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICC.

    PNC Bank, N.A., a wholly-owned subsidiary of PNC Financial Corp., acts as the Fund's custodian and transfer agent. PNC Bank and the Fund have entered into an agreement with Credit Suisse providing for the custody of Swiss securities held by the Fund.

    As compensation for providing accounting services, ICC receives from the Fund an annual fee, calculated weekly and paid monthly, based on the Fund's average daily net assets. ICC received $105,785 for accounting services for the year ended December 31, 1996.

C. Capital Share Transactions - There are 50 million shares of $.001 par value common stock authorized. Of the 12,261,692 shares outstanding at December 31, 1996, HCC owned 13,432 shares. During 1995, the Fund issued 3,075,000 new shares of common stock under a non-transferable rights offering to its shareholders, which netted proceeds of approximately $54,737,000.

D.  Directors'  Fees  -  The  Fund  pays  approximately   $7,750  per  annum  in
    compensation to each director who is not affiliated with the Fund, its investment advisor or administrator, except for the Chairman of the Audit Committee. The Chairman of the Audit Committee receives an annual fee of approximately $8,500. In addition, each director who is not so affiliated receives $750 for each attended directors' meeting and $750 for each committee meeting attended if held separately, and reimbursement for out-of-pocket expenses. At December 31, 1996, accrued directors' fees were $34,000.

E. Investment Transactions - Purchases and sales of securities, other than short-term obligations, aggregated $55,711,270 and $57,186,907, respectively, for the year ended December 31, 1996. For federal tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $114,070,610, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,388,371 and net unrealized appreciation was $111,682,239.

F.  Federal Income Tax  Information - Generally  accepted  accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $176,083 and $383,608 have been reclassified between (i) net investment
    income and paid-in capital and (ii) net investment   income  and
    undistributed   net  realized   gain  from   security transactions,
    respectively. These reclassifications have no effect on net assets or net asset values per share.

G.  Net Assets - At December 31, 1996, net assets consisted of:

    Paid-in capital                      $182,272,067
    Undistributed net investment income        25,030
    Undistributed net realized gain
        from security transactions          2,033,586
    Unrealized appreciation of
      investments                         111,682,239
    Unrealized translation loss                (5,080)
                                         ------------
                                         $296,007,842
                                         ============

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Stockholders,
The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of net assets of The Swiss Helvetia Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP

Princeton, New Jersey
January 29, 1997


Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------

Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------

The following information summarizes all per share distributions declared by the Fund during the year ended December 31, 1996.

Domestic Ordinary Income                      $.04
Foreign Source Income                         $.08
                                              ----
  Total Ordinary Income                       $.12
                                              ====
Long-Term Capital Gains                       $.63
                                              ----
   Total Distributions                        $.75
                                              ====
Foreign Tax Paid or Withheld                  $.05

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                          THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Dividend Reinvestment Plan

The Plan

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The  Plan  is  designed  to  allow  all   stockholders  an  opportunity  to
participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if a stockholder's brokerage firm does permit such participation, a stockholder may not be able to transfer such shares to another broker who does not permit such participation. Stockholders are encouraged to contact their brokerage firm to determine any restrictions upon participation.

How Do I Enroll In the Plan?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PNC Bank, N.A. ("PNC").

     To start the Plan with a specific dividend, please forward the form to your broker or PNC 10 days prior to the record date for that dividend.

How Does The Plan Work?

     When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, Plan participants will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, Plan participants will be issued shares at 95% of the market price of shares on the valuation date.

3. If net asset value exceeds the market price of shares on the valuation date, PNC, as agent for the participants, will buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts.

     If, before PNC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PNC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund.

Will The Entire Amount Of My Distribution Be Reinvested?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

Will Stock Certificates Be Issued For Transactions in The Plan?

     You will be issued a stock certificate upon request.

Is There Any Charge To Participate In The Plan?

     There  is  no  charge  to  participants   for   reinvesting   dividends  or
distributions. PNC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or distributions.

How Can I Discontinue My Participation In The Plan?

     You may terminate your account under the Plan by notifying PNC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

Where Can IDirect My Questions And Correspondence?

     Questions and correspondence concerning the Plan should be directed to:

     PNC Bank, N.A.
     P.O. Box 8950
     Wilmington, Delaware 19899
     1-800-852-4750